Components of net Investment in Direct Financing and Sales-Type Leases Reported in Container Ownership Segment (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Leases [Abstract]
Future minimum lease payments receivable	$ 196,041	$ 204,451
Residual value of containers	11,393	4,885
Less unearned income	(40,374)	(26,712)
Net investment in direct financing and sales-type leases	167,060	182,624
Amounts due within one year	39,270	56,959
Amounts due beyond one year	$ 127,790	$ 125,665